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                                                                    EXHIBIT 10.3

                                                                  CONFORMED COPY


              SECOND AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                  SECOND AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (this "Agreement") dated as of June 21, 2000 between BOWATER INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company from time to time designated as "Subsidiary Borrowers" hereunder pursuant to Section 7.02(a) of the Existing Credit Agreement as defined below (each, a "Subsidiary Borrower" and, together with the Company, the "Borrowers"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or that, pursuant to Section 12.06(b) of the Existing Credit Agreement, shall become a "Bank" hereunder (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Company, the Subsidiary Borrowers, the Banks, and the Administrative Agent are party to an Amended and Restated 364-Day Credit Agreement dated as of June 23, 1999 (as heretofore amended and modified by Amendment No. 1 to said Credit Agreement dated as of April 10, 2000, the "Existing Credit Agreement"), providing for the making of loans by the Banks to the Borrowers in an aggregate original principal amount up to $150,000,000; and

                  WHEREAS, the parties hereto desire to amend in certain respects and to restate in its entirety the Existing Credit Agreement;

                  NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth in Section 2 hereof and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement (which Existing Credit Agreement is incorporated herein by this reference), as amended by the amendments set forth in Section 2 hereof:

                  Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

                  Section 2. Amendments. Subject to the satisfaction of the conditions specified in Section 3 hereof, the Existing Credit Agreement shall be amended as follows:

                  2.01. General. Each reference to the "Agreement" or to the "Existing Credit Agreement" and words of similar import in the Existing Credit Agreement, as amended and restated hereby, and in the promissory notes (provided for in Section 2.08(d) of the Existing Credit Agreement) shall be a reference to the Existing Credit Agreement as


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         amended and restated hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                  2.02. Definitions. Section 1.01 of the Existing Credit Agreement shall be amended by adding and amending and restating the following definitions (to the extent already included in said Section 1.01), as follows:

                           "Second Amendment and Restatement" shall mean the
                  Second Amended and Restated 364-Day Credit Agreement dated as of June 21, 2000 between the Company, the Subsidiary Borrowers, the Banks and the Administrative Agent.

                           "Commitment" shall mean, for each Bank, the
                  obligation of such Bank to make Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding (a) in the case of a Bank that is a party to the Second Amendment and Restatement on the date thereof, the amount set opposite the name of such Bank on Schedule I hereto under the caption "Commitment" or (b) in the case of any other Bank, the aggregate amount of the Commitments of other Banks acquired by it pursuant to Section 12.06 hereof (in each case, as the same may be reduced from time to time pursuant to
                  Section 2.04 hereof or increased or reduced pursuant to said
                  Section 12.06(b)).

                           "Revolving Credit Termination Date" shall mean June
                  20, 2001, as such date may from time to time be extended as provided in Section 2.10 of the Existing Credit Agreement.

                  2.03. Section 8.02. Section 8.02 is amended by (i) re-heading said Section 8.02 "Financial Conditions.", (ii) deleting the sub-heading "(a) Financial Statements." in clause (a) of said Section
         8.02 and (iii) deleting clause (b) of said Section 8.02 in its entirety.

                  Section 3. Conditions. The amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective as of June 21, 2000 (the "Restatement Effective Date") upon the satisfaction prior to such date of each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent):

                  3.01. Execution. The Administrative Agent (or its counsel) shall have received from each party hereto either (a) a counterpart of this Agreement signed on behalf of such party or (b) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                  3.02. Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Banks and dated the Restatement Effective Date) of Wendy C. Shiba, Esq., Vice President, Secretary and Assistant General Counsel of the Company, substantially in the form of Exhibit B to the Existing Credit


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         Agreement (with appropriate modifications to reflect the amendment and restatement thereof contemplated hereby). The Company hereby requests such counsel to deliver such opinion.

                  3.03. Certificate as to Incumbency. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company in respect of each of the officers (a) who are authorized to sign this Agreement on the Company's behalf and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement, the promissory notes and the transactions contemplated hereby.

                  3.04. Certificate of Authorized Officer. The Administrative Agent shall have received a certificate of a duly authorized financial officer of the Company, dated the Restatement Effective Date, stating that (a) no Default has occurred and is continuing as of such date, and
         (b) the representations and warranties contained in Section 8 of the Existing Credit Agreement, as amended and restated hereby, are true and complete on and as of such date with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  3.05. Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date, including (i) for the account of the Banks, an up-front fee in an amount equal to 0.03% of each Bank's Commitment and (ii) to the extent invoiced, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

The Administrative Agent shall notify the Company and the Banks of the occurrence of the Restatement Effective Date, and such notice shall be conclusive and binding.

                  Section 4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  Section 5. Expenses. Without limiting its obligations under
Section 12.03 of the Existing Credit Agreement, the Company agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent as documented in reasonable detail, in connection with the preparation and administration of this Agreement and the transactions contemplated hereby.

                  Section 6. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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                  Section 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amended and Restated 364-Day Credit Agreement to be duly executed as of the date first above written.

                                     COMPANY

                                        BOWATER INCORPORATED


                                        By: /s/ David G. Maffucci
                                            ------------------------------------
                                            Name: David G. Maffucci
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                        By: /s/ William G. Harvey
                                            ------------------------------------
                                            Name: William G. Harvey
                                            Title: Vice President and Treasurer


                                     ADMINISTRATIVE AGENT

                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent


                                        By: /s/ Gary L. Spevack
                                            ------------------------------------
                                            Name: Gary L. Spevack
                                            Title: Vice President


                                     BANKS

                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Gary L. Spevack
                                            ------------------------------------
                                            Name: Gary L. Spevack
                                            Title: Vice President


                                        THE BANK OF NEW YORK


                                        By: /s/ David C. Siegel
                                            ------------------------------------
                                            Name: David C. Siegel
                                            Title: Vice President


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                                        BANK OF AMERICA, N.A.


                                        By: /s/ Michael L. Short
                                            ------------------------------------
                                            Name: Michael L. Short
                                            Title: Managing Director


                                        FIRST UNION NATIONAL BANK


                                        By: /s/ J. Andrew Phelps
                                            ------------------------------------
                                            Name: J. Andrew Phelps
                                            Title: Vice President


                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/ Carolyn R. Faeth
                                            ------------------------------------
                                            Name: Carolyn R. Faeth
                                            Title: Vice President

                                        WACHOVIA BANK, N.A.


                                        By: /s/ Donald E. Sellers, Jr.
                                            ------------------------------------
                                            Name: Donald E. Sellers, Jr.
                                            Title: Vice President


                                        MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK


                                        By: /s/ Dennis Wilczek
                                            ------------------------------------
                                            Name: Dennis Wilczek
                                            Title: Associate



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                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ W.J. Brown
                                            ------------------------------------
                                            Name: W.J. Brown
                                            Title: Vice President


                                        SUNTRUST BANK, NASHVILLE, N.A.


                                        By: /s/ Nathan Bickford
                                            ------------------------------------
                                            Name: Nathan Bickford
                                            Title: Assistant Vice President


                                        WESTDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK BRANCH


                                        By: /s/ Cynthia M. Niesen
                                            ------------------------------------
                                            Name: Cynthia M. Niesen
                                            Title: Managing Director


                                        By: /s/ Walter T. Duffy III
                                            ------------------------------------
                                            Name: Walter T. Duffy III
                                            Title: Associate Director


                                        BANK OF MONTREAL



                                        By: /s/ Amy K. Dumser
                                            ------------------------------------
                                            Name: Amy K. Dumser
                                            Title: Director

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                                        DG BANK, DEUTSCHE
                                           GENOSSENSCHAFTSBANK, AG
                                           CAYMAN ISLANDS BRANCH


                                        By: /s/ J.W. Somers
                                            ------------------------------------
                                            Name: J.W. Somers
                                            Title: Senior Vice President


                                        By: /s/ Gary P. Franke
                                            ------------------------------------
                                            Name: Gary P. Franke
                                            Title: Vice President

                                        ABN AMRO BANK N.V.


                                        By: /s/ Angela Reitz
                                            ------------------------------------
                                            Name: Angela Reitz
                                            Title: Vice President


                                        By: /s/ Laurie D. Flom
                                            ------------------------------------
                                            Name: Laurie D. Flom
                                            Title: Group Vice President


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                                                                      Schedule I


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                 BANK                                COMMITMENT
--------------------------------------------------------------------------------

The Chase Manhattan Bank                             16,000,000
--------------------------------------------------------------------------------

First Union National Bank                            14,500,000
--------------------------------------------------------------------------------

Bank of America, N.A.                                14,500,000
--------------------------------------------------------------------------------

The Bank of New York                                 14,500,000
--------------------------------------------------------------------------------

Wachovia Bank, N.A.                                  14,500,000
--------------------------------------------------------------------------------

Toronto Dominion (Texas), Inc.                       14,500,000
--------------------------------------------------------------------------------

SunTrust Bank, Nashville, N.A.                       11,500,000
--------------------------------------------------------------------------------

Morgan Guaranty Trust Company of New York            11,500,000
--------------------------------------------------------------------------------

The Bank of Nova Scotia                              11,500,000
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Bank of Montreal                                      6,750,000
--------------------------------------------------------------------------------

Westdeutsche Landesbank                               6,750,000
Girozentrale, New York Branch
--------------------------------------------------------------------------------

DG Bank, Deutsche Genossenschaftsbank,                6,750,000
AG, Cayman Islands Branch
--------------------------------------------------------------------------------

ABN AMRO Bank N.V.                                    6,750,000
--------------------------------------------------------------------------------